BUYER/BORROWER CLOSING STATEMENT

ESCROW STATEMENT OF:                            Escrow: N951307R
      Oakridge Associates               Escrow Officer: Toni Rice
                                                  Date: February 14, 1995
                                          Closing Date: 2/15/95
                                                        Estimated

Seller: PRINCIPAL MUTUAL LIFE INSURANCE
Property Address: OAK RIDGE SHOPPING CENTER
                  SAN JOSE, CA

            TITLE CHARGES TO FIRST AMERICAN TITLE INSURANCE COMPANY

LENDERS ALTA POLICY FOR $27,000,000.00                19,008.00
ENDORSEMENTS                                           2,075.80
TAX DEFAULT                                          102,937.81
ESCROW CHARGES TO FIRST AMERICAN TITLE
      ESCROW FEE                                       2,000.00
RECORDING FEES TO FIRST AMERICAN TITLE
      RECONVEYANCE                                        75.00
      LOAN DOCUMENTS                                     500.00

                                LENDER CHARGES

NEW LOAN CHARGES TO PRINCIPAL MUTUAL
LENDER HOLDBACK                                    8,000,000.00

                BROKERED LOAN CHARGES TO: L.J. MELODY & COMPANY

LOAN ORIGINATION FEE                                 135,000.00

LOAN PAYOFF TO:  THE ROBERT CAMPBELL COMPANY
      PRINCIPAL AMOUNT OF LOAN      14,164,660.38
      PER DIEM @ #3,561.7300
       FROM 02/02/95 TO 02/15/95        49,864.22
      PREPAYMENT PENALTY               708,233.02
      TOTAL LOAN PAYOFF                           14,922,757.62

                           ADDITIONAL DISBURSEMENTS

SECRETARY OF STATE                                        10.00
OAKRIDGE ASSOCIATES                                  540,000.00
COOPER, WHITE & COOPER                                57,317.35

TOTAL DEBITS                                                      23,781,681.58
                                                                  -------------

LESS CREDITS
NEW Deed of Trust TO:
      PRINCIPAL MUTUAL LIFE INSURANCE                             27,000,000.00

                                LENDER CHARGES

NEW LOAN CHARGES TO PRINCIPAL MUTUAL
DEPOSIT TO LENDER                                                    540,000.00

TOTAL CREDITS                                                     27,540,000.00
                                                                  -------------
BALANCE DUE YOU                                                    3,758,318.42
                                                                  =============

WE HAVE READ AND DO HEREBY
   APPROVE THE FOLLOWING


BY:__________________________



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